OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Dec. 31, 2018	Dec. 31, 2017
Securities - FVTPL	$239	$174
Derivative assets	13	48
Securities - FVTOCI	260	150
Restricted cash	161	153
Inventory	435	216
Other	748	157
Total other non-current assets	$1,856	$898

Securities - FVTPL

Securities - FVTPL consists primarily of convertible preferred units of a U.S. hospitality company. The preferred units earn a cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership receives distributions payable in additional convertible preferred units of the U.S. hospitality operating company at 5.0% per annum compounding quarterly. The carrying value of these convertible preferred units was $175 million (December 31, 2017 - $147 million).

Securities - FVTOCI

Securities - FVTOCI represent the partnership’s equity interests in 1625 Eye Street in Washington, D.C. and Heritage Plaza in Houston, both property holding companies in which it retained a non-controlling interest following disposition of these properties to third parties. The partnership continues to manage these properties on behalf of the acquirer but does not exercise significant influence over the relevant activities of the properties. Included in securities - FVTOCI are $104 million (December 31, 2017 - $103 million) of securities pledged as security for a loan payable to the issuer in the amount of $93 million (December 31, 2017 - $93 million) recognized in other non-current liabilities.